Filed pursuant to Rule 497
File No. 333-213716

OWL ROCK CAPITAL CORPORATION II

Supplement No. 1 dated April 4, 2017

To

Prospectus dated February 3, 2017

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of Owl Rock Capital Corporation II dated February 3, 2017 (the “Prospectus”) and is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 23 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR INITIAL PUBLIC OFFERING

As of April 4, 2017, we had received subscription agreements for approximately $10.0 million for the purchase of shares of our common stock from a private placement with certain individuals and entities affiliated with Owl Rock Capital Advisors. As of April 4, 2017, we met our minimum offering requirement of $2.5 million and issued 277,777.778 shares of common stock. The purchase price of the shares was $9.00 per share, which represents the initial public offering of $9.47 per share, net of the selling commission and dealer manager fees.

RECENT DEVELOPMENTS

On March 13, 2017, we filed a current report on Form 8-K announcing the amendment of our articles of amendment and restatement and our bylaws:

Articles of Amendment and Restatement

On March 7, 2017, our board of directors (the “Board”) adopted resolutions approving a third amendment and restatement of our articles of incorporation (as further amended and restated, the “Articles of Amendment and Restatement”). In response to comments from certain state securities regulators:

•	The concept of “Covered Securities” and all provisions related thereto were removed from the Articles of Amendment and Restatement; and

•	The Articles of Amendment and Restatement provide that we may not incur the cost of that portion of liability insurance that insures the Adviser for any liability as to which the Adviser is prohibited from being indemnified.

On March 13, 2017, our stockholder adopted the Articles of Amendment and Restatement, which became effective immediately. The Articles of Amendment and Restatement were filed on March 13, 2017 with the Maryland Department of Assessments and Taxation.

Amended and Restated Bylaws

On March 7, 2017, our Board also adopted resolutions amending and restating our bylaws (as amended and restated, the “Amended and Restated Bylaws”). In response to comments from certain state securities regulators, the Amended and Restated Bylaws provide a timeline to schedule Stockholder Requested Meetings in compliance with the Omnibus Guidelines of the North American Securities Administrators Association. The Amended and Restated Bylaws became effective immediately.

Distribution Declaration

On April 4, 2017, we announced that on April 3, 2017 our Board declared regular weekly cash distributions for April 2017 through June 2017. The regular weekly cash distributions, each in the gross amount of $0.012753 per share, will be payable monthly to stockholders of record as of the weekly record dates set forth below.

Record Date	Payment Date	Gross Distribution Amount
4/11/2017	4/26/2017	$0.012753
4/18/2017	4/26/2017	$0.012753
4/25/2017	4/26/2017	$0.012753
5/2/2017	5/31/2017	$0.012753
5/9/2017	5/31/2017	$0.012753
5/16/2017	5/31/2017	$0.012753
5/23/2017	5/31/2017	$0.012753
5/30/2017	5/31/2017	$0.012753
6/6/2017	6/28/2017	$0.012753
6/13/2017	6/28/2017	$0.012753
6/20/2017	6/28/2017	$0.012753
6/27/2017	6/28/2017	$0.012753

Certain Information About Distributions

The determination of the tax attributes of our distributions will be made annually as of the end of our fiscal year based upon its taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. We intend to update stockholders quarterly with an estimated percentage of our distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to stockholders will be reported to stockholders annually on Form 1099-DIV. The payment of future distributions on our shares of common stock is subject to the discretion of the Board and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

We may fund our cash distributions to stockholders from any sources of funds available to us, including fee waivers or reductions by our investment adviser that may be subject to repayment, as well as cash otherwise available. We have not established limits on the amount of funds we may use from any available sources to make distributions. There can be no assurance that we will achieve the performance necessary to sustain its distributions or that we will be able to pay distributions at a specific rate or at all.

This supplement amends the indicated sections of the Prospectus as follows:

COVER PAGE

This section is hereby amended by replacing the fourth bullet after the third paragraph in its entirety with the following:

•	Beginning no later than the first full calendar quarter after the date that we satisfy the minimum offering requirement, we may, from time to time, determine to repurchase a portion of the shares of our common stock, and if we do, we expect that only a limited number of shares will be eligible for repurchase. In addition, any such repurchases will be at a price equal to the current net offering price per share in effect on each date of repurchase, which may be at a discount to the price at which you purchased shares of our common stock in this offering. Any repurchases will be limited to the lesser of (a) 2.5% of the weighted average number of shares of our common stock outstanding in the prior 12-month period and (b) the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may use available cash on hand as of the end of the applicable period to repurchase shares. You may tender all of the shares of our common stock that you own.

SUITABILITY STANDARDS

This section is hereby amended by adding the following paragraph after the paragraph designated “Ohio” found on page iii of the Prospectus:

Oklahoma — An Oklahoma investor much have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000, or (ii) a minimum net worth of $250,000, exclusive of home, home furnishings and automobiles. In addition, an Oklahoma investor’s total purchase of our securities may not exceed 10% of the investor’s net worth, excluding home, home furnishings and automobiles.

PROSPECTUS SUMMARY

The first sentence of the second paragraph in the subsection entitled “Distribution Policy” found on page 3 of the Prospectus is hereby replaced in its entirety with the following:

We may fund our cash distributions to stockholders from any sources of funds available to us, including fee waivers or deferrals by our Adviser that may be subject to repayment, as well as cash otherwise available.

The seventh bullet point within the subsection entitled “Risk Factors” in the prospectus summary found on page 5 of the Prospectus is hereby replaced in its entirety with the following:

•	Beginning no later than the first full calendar quarter after the date that we satisfy the minimum offering requirement, we may, from time to time, determine to repurchase a portion of the shares of our common stock, and if we do, we expect that only a limited number of shares will be eligible for repurchase. In addition, any such repurchases will be at a price equal to the current net offering price per share in effect on each date of repurchase, which may be at a discount to the price at which you purchased shares of our common stock in this offering. Any purchases will be limited to up to the lesser of (a) 2.5% of the weighted average number of shares of our common stock outstanding in the prior 12-month period and (b) the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may use available cash on hand as of the end of the applicable period to repurchase shares. You may tender all of the shares of our common stock that you own.

The following sentences are hereby added as the final three bullet points within the subsection entitled “Risk Factors” in the prospectus summary found on page 5 of the Prospectus:

•	Our fee structure may create incentives for our Adviser to make speculative investments or use substantial leverage.

•	The Advisor and its affiliates, including our offices and some of our directors, may face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in increased risk-taking by us.

•	A stockholder’s interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

The subsection entitled “Market Trends” found on pages 6-7 of the Prospectus is hereby replaced in its entirety with the following:

We believe the middle market lending environment provides opportunities for us to meet our goal of making investments that generate attractive risk-adjusted returns as a result of a combination of the following factors:

Limited Availability of Capital for Middle Market Companies. We believe that regulatory and structural changes in the market have reduced the amount of capital available to U.S. middle-market companies. In particular, we believe there are currently fewer traditional providers of capital to middle market companies. Traditional middle market lenders, such as commercial and regional banks and commercial finance companies, have contracted their origination and lending activities and are focusing on more liquid asset classes, or have exited the business altogether. We believe the Basel III accord, and implemented regulations by the Federal Reserve, the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation (the “FDIC”) have significantly increased capital and liquidity requirements for banks, decreasing their capacity to hold non-investment grade leveraged loans on their balance sheets. Coupled with new risk retention requirements for collateralized loan vehicles, we believe these developments reduce the capacity of traditional lenders to serve this market segment and, as a result, have restricted the access to capital and increased the cost of borrowing for U.S. middle market companies.

Capital Markets Have Been Unable to Fill the Void in U.S. Middle Market Finance Left by Banks. While underwritten bond and syndicated loan markets have been robust in recent years, middle market companies are less able to access these markets for reasons including the following:

High Yield Market – Middle market companies generally are not issuing debt in an amount large enough to be an attractively sized bond. High yield bonds are generally purchased by institutional investors who, among other things, are highly focused on the liquidity characteristics of the bond being issued. For example, mutual funds and exchange traded funds (“ETFs”) are significant buyers of underwritten bonds. However, mutual funds and ETFs generally require the ability to liquidate their investments quickly in order to fund investor redemptions and comply with regulatory requirements. Accordingly, the existence of an active secondary market for bonds is an important consideration in these entities’ initial investment decision. Because there is typically little or no active secondary market for the debt of U.S. middle market companies, mutual funds and ETFs generally do not provide debt capital to U.S. middle market companies. We believe this is likely to be a persistent problem and creates an advantage for those like us who have a more stable capital base and have the ability to invest in illiquid assets.

Syndicated Loan Market – While the syndicated loan market is modestly more accommodating to middle market issuers, as with bonds, loan issue size and liquidity are key drivers of institutional appetite and, correspondingly, underwriters’ willingness to underwrite the loans. Loans arranged through a bank are done either on a “best efforts” basis or are underwritten with terms plus “flex” – a set of terms, coupon and fee cushion that underwriters have the right to impose on the loan as a means to help the loan clear the market in the event the terms initially marketed are insufficiently attractive to investors. Furthermore, banks are generally reluctant to underwrite middle market loans because the arrangement fees they may earn on the placement of the debt generally is not sufficient to meet the banks’ return hurdles. Loans provided by companies such as ours provide certainty to issuers in that we can commit to a given amount of debt on specific terms, at stated coupons and with agreed upon fees. As we are the ultimate holder of the loans, we do not require market “flex” or other arrangements that banks may require when acting on an agency basis.

Robust Demand for Debt Capital. We believe U.S. middle market companies will continue to require access to debt capital to refinance existing debt, support growth and finance acquisitions. In addition, we believe the large amount of uninvested capital held by funds of private equity firms, estimated by Preqin Ltd., an alternative assets industry data and research company, to be $1.47 trillion as of December 2016, will continue to drive deal activity. We expect that private equity sponsors will continue to pursue acquisitions and leverage their equity investments with secured loans provided by companies such as us.

The Middle Market is a Large Addressable Market. According to GE Capital’s National Center for the Middle Market 4th Quarter 2016 Middle Market Indicator, there are approximately 200,000 U.S. middle market companies, which have approximately 47.9 million aggregate employees. Moreover, the U.S. middle market accounts for approximately $5.9 trillion of private sector gross domestic product (“GDP”) which, measured on a global scale, would be the fifth largest global economy. GE defines U.S. middle market companies as those between $10 million and $1 billion in annual revenue, which we believe has significant overlap with our definition of U.S. middle market companies.

Attractive Investment Dynamics. An imbalance between the supply of, and demand for, middle market debt capital creates attractive pricing dynamics. We believe the directly negotiated nature of middle market financings also generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender-protective change of control provisions. Additionally, we believe BDC managers’ expertise in credit selection and ability to manage through credit cycles has generally resulted in BDCs experiencing lower loss rates than U.S. commercial banks through credit cycles. Further, we believe that historical middle market default rates have been lower, and recovery rates have been higher, as compared to the larger market capitalization, broadly distributed market, leading to lower cumulative losses.

Conservative Capital Structures. Following the credit crisis, which we define broadly as occurring between mid-2007 and mid-2009, lenders have generally required borrowers to maintain more equity as a percentage of their total capitalization, specifically to protect lenders during economic downturns. With more conservative capital structures, U.S. middle market companies have exhibited higher levels of cash flows available to service their debt. In addition, U.S. middle market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process and, when necessary, restructuring process.

Attractive Opportunities in Investments in Loans. We intend to invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity-related securities. We believe that opportunities in senior secured loans are significant because of the floating rate structure of most senior secured debt issues and because of the strong defensive characteristics of these types of investments. Given the current low interest rate environment, we believe that debt issues with floating interest rates offer a superior return profile as compared with fixed-rate investments, since floating rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. Senior secured debt also provides strong defensive characteristics. Senior secured debt has priority in payment among an issuer’s security holders whereby holders are due to receive payment before junior creditors and equity holders. Further, these investments are secured by the issuer’s assets, which may provide protection in the event of a default.

The subsection entitled “Potential Competitive Strengths” found on pages 8-9 of the Prospectus is hereby replaced in its entirety with the following:

We believe that the Adviser’s disciplined approach to origination, fundamental credit analysis, portfolio construction and risk management should allow us to achieve attractive risk-adjusted returns while preserving our capital. We believe that we represent an attractive investment opportunity for the following reasons:

Experienced Team With Expertise Across all Levels of the Corporate Capital Structure. The members of the Investment Committee have over 25 years of experience in private lending and investing at all levels of a company’s capital structure, particularly in high yield securities, leveraged loans, high yield credit derivatives and distressed securities, as well as experience in operations, corporate finance and mergers and acquisitions. The members of the Investment Committee have diverse backgrounds with investing experience through multiple business and credit cycles. Moreover, certain members of the Investment Committee and other executives and employees of the Adviser and its affiliates have operating and/or investing experience on behalf of business development companies. We believe this experience provides the Adviser with an in-depth understanding of the strategic, financial and operational challenges and opportunities of middle market companies and will afford it numerous tools to manage risk while preserving the opportunity for attractive risk-adjusted returns on our investments.

Distinctive Origination Platform. We anticipate that a substantial majority of our investments will be sourced directly and that our origination platform provides us the ability to originate investments without the assistance of investment banks or other traditional Wall Street intermediaries. The Investment Team is responsible for originating, underwriting, executing and managing the assets of our direct lending transactions and for sourcing and executing opportunities directly. The Investment Team has significant experience as transaction originators and building and maintaining strong relationships with private equity sponsors and companies.

The Investment Team also maintains direct contact with banks, corporate advisory firms, industry consultants, attorneys, investment banks, “club” investors and other potential sources of lending opportunities. We believe the Adviser’s ability to source through multiple channels allows us to generate investment opportunities that have more attractive risk-adjusted return characteristics than by relying solely on origination flow from investment banks or other intermediaries and to be more selective investors.

Since its inception through December 31, 2016, the Adviser has sourced potential investment opportunities from over 120 private equity sponsors. We believe that the Adviser receives “early looks” based on its relationships, allowing it to be highly selective in the transactions it pursues.

Potential Long-Term Investment Horizon. We believe our potential long-term investment horizon gives us flexibility, allowing us to maximize returns on our investments. We invest using a long-term focus, which we believe provides us with the opportunity to increase total returns on invested capital, as compared to other private company investment vehicles or investment vehicles with daily liquidity requirements (e.g. open-ended mutual funds and ETFs).

Defensive, Income-Orientated Investment Philosophy. The Adviser employs a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity as well as ongoing monitoring of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to minimize potential losses and achieve attractive risk adjusted returns.

Active Portfolio Monitoring. The Adviser closely monitors the investments in our portfolio and take a proactive approach to identifying and addressing sector- or company-specific risks. The Adviser receives and reviews detailed financial information from portfolio companies no less than quarterly and seeks to maintain regular dialogue with portfolio company management teams regarding current and forecasted performance. We anticipate that many of our investments will have financial covenants that we believe will provide an early warning of potential problems facing our borrowers, allowing lenders, including us, to identify and carefully manage risk.

The subsection entitled “Structure of Investments” found on page 9 of the Prospectus is hereby replaced in its entirety with the following:

Debt Investments. The terms of our debt investments are tailored to the facts and circumstances of each transaction. The Adviser negotiates the structure of each investment to protect our rights and manage our risk. We intend to invest in the following types of debt:

•	First-lien debt. First-lien debt is typically senior on a lien basis to other liabilities in the issuer’s capital structure and has the benefit of a first-priority security interest in assets of the issuer. The security interest ranks above the security interest of any second-lien lenders in those assets. Our first-lien debt may include stand-alone first-lien loans, “last out” first lien loans, “Unitranche” loans and secured corporate bonds with similar features to these categories of first-lien loans.

○	Stand-alone first lien loans. Stand-alone first-lien loans are traditional first-lien loans. All lenders in the facility have equal rights to the collateral that is subject to the first-priority security interest.

○	“Last out” first-lien / unitranche loans. Unitranche loans combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position. In many cases, we may provide the issuer most, if not all, of the capital structure above the equity. The primary advantages to the issuer are the ability to negotiate the entire debt financing with one lender and the elimination of intercreditor issues. “Last out” first-lien loans have a secondary priority behind super-senior “first out” first-lien loans in the collateral securing the loans in certain circumstances. The arrangements for a “last out” first-lien loan are set forth in an “agreement among lenders,” which provides lenders with “first out” and “last out” payment streams based on a single lien on the collateral. Since the “first out” lenders generally have priority over the “last out” lenders for receiving payment under certain specified events of default, or upon the occurrence of other triggering events under intercreditor agreements or agreements among lenders, the “last out” lenders bear a greater risk and, in exchange, receive a higher effective interest rate, through arrangements among the lenders, than the “first out” lenders or lenders in stand-alone first-lien loans. Agreements among lenders also typically provide greater voting rights to the “last out” lenders than the intercreditor agreements to which second-lien lenders often are subject. Among the types of first-lien debt in which we may invest, “last out” first lien loans generally have higher effective interest rates than other types of first-lien loans, since “last out” first lien loans rank below standalone first lien loans.

•	Second-lien debt. Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt. Second-lien debt typically is senior on a lien basis to unsecured liabilities in the issuer’s capital structure and has the benefit of a security interest over assets of the issuer, though ranking junior to first-lien debt secured by those assets. First-lien lenders and second-lien lenders typically have separate liens on the collateral, and an intercreditor agreement provides the first-lien lenders with priority over the second-lien lenders’ liens on the collateral.

•	Mezzanine debt. Structurally, mezzanine debt usually ranks subordinate in priority of payment to first-lien and second-lien debt, is often unsecured, and may not have the benefit of financial covenants common in first-lien and second-lien debt. However, mezzanine debt ranks senior to common and preferred equity in an issuer’s capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments and may provide lenders an opportunity to participate in the capital appreciation, if any, of an issuer through an equity interest. This equity interest typically takes the form of an equity co-investment or warrants. Due to its higher risk profile and often less restrictive covenants compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than first-lien and second-lien debt.

Our debt investments are typically structured with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. The Adviser seeks to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•	negotiating covenants in connection with our investments consistent with preservation of our capital. Such restrictions may include affirmative covenants (including reporting requirements), negative covenants (including financial covenants), lien protection, change of control provisions and board rights, including either observation rights or rights to a seat on the board under some circumstances; and

•	including debt amortization requirements, where appropriate, to require the timely repayment of principal of the loan, as well as appropriate maturity dates.

Within our portfolio, the Adviser aims to maintain the appropriate proportion among the various types of first-lien loans, as well as second-lien debt and mezzanine debt, to allow us to achieve our target returns while maintaining our targeted amount of credit risk.

Equity Investments. Our investment in a portfolio company may include an equity interest, such as a warrant or profit participation right. In certain instances, we will also make direct equity investments, although those situations are generally limited to those cases where we are making an investment in a more senior part of the capital structure of the issuer.

The third paragraph of the subsection entitled “Conflicts of Interest” found on page 14 of the Prospectus is hereby replaced in its entirety with the following:

On February 7, 2017, we, the Adviser and certain of our affiliates received exemptive relief from the SEC to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. The Adviser’s investment allocation policy incorporates the conditions of the exemptive relief. See “Certain Relationships and Related Party Transactions.”

RISK FACTORS

The risk factor entitled “Global economic, political and market conditions may adversely affect our business, financial condition and results of operations, including our revenue growth and profitability” at the bottom of page 24 of the Prospectus is hereby amended by adding the following paragraph at the end of the risk factor:

As a result of the 2016 U.S. election, the Republican Party currently controls both the executive and legislative branches of government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act and the authority of the Federal Reserve and the Financial Stability Oversight Council. These or other regulatory changes could result in greater competition from banks and other lenders with which we compete for lending and other investment opportunities. The United States may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. We cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the United States. Such actions could have a significant adverse effect on our business, financial condition and results of operations.

The following new risk factor is to be inserted immediately after the risk factor entitled “Economic recessions or downturns could impair our portfolio companies and harm our operating results” at the bottom of page 24 of the Prospectus.

The United Kingdom referendum decision to leave the European Union may create significant risks and uncertainty for global markets and our investments.

The recent decision made in the United Kingdom referendum to leave the European Union has led to volatility in global financial markets, and in particular in the markets of the United Kingdom and across Europe, and may also lead to weakening in consumer, corporate and financial confidence in the United Kingdom and Europe. The extent and process by which the United Kingdom will exit the European Union, and the longer term economic, legal, political and social framework to be put in place between the United Kingdom and the European Union are unclear at this stage and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. In particular, the decision made in the United Kingdom referendum may lead to a call for similar referenda in other European jurisdictions which may cause increased economic volatility and uncertainty in the European and global markets. This volatility and uncertainty may have an adverse effect on the economy generally and on our ability of and the ability of our portfolio companies to execute our respective strategies and to receive attractive returns.

In particular, currency volatility may mean that our returns and the returns of our portfolio companies will be adversely affected by market movements and may make it more difficult, or more expensive, for us to implement appropriate currency hedging. Potential decline in the value of the British Pound and/or the euro against other currencies, along with the potential downgrading of the United Kingdom’s sovereign credit rating, may also have an impact on the performance of any of our portfolio companies located in the United Kingdom or Europe.

The first full risk factor found on page 33 of the Prospectus is hereby replaced in its entirety with the following:

Our Adviser serves as the investment adviser to Owl Rock Capital Corporation, another business development company expected that has substantially the same investment objective and strategies as us, subjecting our Adviser to certain conflicts of interests.

We may compete for investments with affiliated business development companies that are also advised by our Adviser, such as Owl Rock Capital Corporation, subjecting our Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf. To mitigate these conflicts, our Adviser will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis and in accordance with its allocation policy, taking into account such factors as the relative amounts of capital available for new investments; cash on hand; existing commitments and reserves; the investment programs and portfolio positions of the participating investment accounts, including portfolio construction, diversification and concentration considerations; the investment objectives, guidelines and strategies of each client; the clients for which participation is appropriate’ each client’s life cycle; targeted leverage level; targeted asset mix and any other factors deemed appropriate.

In the future, we may co-invest with investment funds, accounts and vehicles managed by the Adviser, where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally will only be permitted to co-invest with such investment funds, accounts and vehicles where the only term that is negotiated is price. However, we, our Adviser and certain of our affiliates have applied for and been granted exemptive relief by the SEC to co-invest with other funds managed by the Adviser or its affiliates in transactions in which terms other than price are negotiated in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we are generally permitted to co-invest with our certain of affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors makes certain conclusions in connection with a co-investment transactions, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investments by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing.

The risk factor beginning on the bottom of page 39 and extending to page 40 of the Prospectus is hereby replaced in its entirety with the following:

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate on a principal basis, absent the prior approval of our Board and, in some cases, the SEC. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, including other funds or clients advised by the Adviser, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves a joint investment), without prior approval of our Board and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates or anyone who is under common control with us. The SEC has interpreted the business development company regulations governing transactions with affiliates to prohibit certain joint transactions involving entities that share a common investment adviser. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company that is controlled by a fund managed by either of our Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment or disposition opportunities that would otherwise be available to us.

On February 7, 2017, we, the Adviser and certain of our affiliates received exemptive relief from the SEC to permit us to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned, (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing.

In situations when co-investment with the Adviser’s other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of the exemptive relief granted to us by the SEC, our Adviser will need to decide which client or clients will proceed with the investment. Generally, we will not be entitled to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, we will not be permitted to participate. Moreover, except in certain circumstances, we will not invest in any issuer in which an affiliate’s other client holds a controlling interest.

The following new risk factor is to be inserted immediately after the risk factor entitled “Defaults by our portfolio companies could harm our operating results” at the top of page 44 of the Prospectus.

Our portfolio may be focused on a limited number of portfolio companies or industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Beyond the asset diversification requirements associated with our qualification as a RIC for U.S. federal income tax purposes, we do not have fixed guidelines for diversification. While we are not targeting any specific industries, our investments may be focused on relatively few industries. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could significantly affect our aggregate returns.

The first risk factor found on page 49 of the Prospectus is hereby replaced in its entirety with the following:

We intend, but are not required, to offer to repurchase your shares on a quarterly basis. As a result you will have limited opportunities to sell your shares.

Beginning with the first full calendar quarter after the date that we satisfy the minimum offering requirement, we may, from time to time, determine to repurchase a portion of the shares of our common stock, and if we do, we expect that only a limited number of shares will be eligible for repurchase. In addition, any such repurchases will be at a price equal to the current net offering price per share in effect on each date of repurchase, which may be at a discount to the price at which you purchased shares of common stock in this offering. The share repurchase program, if implemented, will include numerous restrictions that limit your ability to sell your shares. Any purchases will be limited to the lesser of (a) 2.5% of the weighted average number of shares of our common stock outstanding in the prior 12-month period and (b) the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may use available cash on hand as of the end of the applicable period to repurchase shares. You may tender all of the shares of our common stock that you own. To the extent that the number of shares put to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-serve basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law. These limits may prevent us from accommodating all repurchase requests made in any quarter. We will notify our stockholders of such developments: (i) in our quarterly reports or (ii) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, under the quarterly share repurchase program, if implemented, we will have discretion to not repurchase shares, to suspend the program, and to cease repurchases. Further, the program may have many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

BUSINESS

The subsection entitled “Market Trends” found on pages 68-69 of the Prospectus is hereby replaced in its entirety with the following:

We believe the middle market lending environment provides opportunities for us to meet our goal of making investments that generate attractive risk-adjusted returns as a result of a combination of the following factors:

Limited Availability of Capital for Middle Market Companies. We believe that regulatory and structural changes in the market have reduced the amount of capital available to U.S. middle-market companies. In particular, we believe there are currently fewer traditional providers of capital to middle market companies. Traditional middle market lenders, such as commercial and regional banks and commercial finance companies, have contracted their origination and lending activities and are focusing on more liquid asset classes, or have exited the business altogether. We believe the Basel III accord, and implemented regulations by the Federal Reserve, the Office of the Comptroller of the Currency and the FDIC have significantly increased capital and liquidity requirements for banks, decreasing their capacity to hold non-investment grade leveraged loans on their balance sheets. Coupled with new risk retention requirements for collateralized loan vehicles, we believe these developments reduce the capacity of traditional lenders to serve this market segment and, as a result, have restricted the access to capital and increased the cost of borrowing for U.S. middle market companies.

Capital Markets Have Been Unable to Fill the Void in U.S. Middle Market Finance Left by Banks. While underwritten bond and syndicated loan markets have been robust in recent years, middle market companies are less able to access these markets for reasons including the following:

High Yield Market – Middle market companies generally are not issuing debt in an amount large enough to be an attractively sized bond. High yield bonds are generally purchased by institutional investors who, among other things, are highly focused on the liquidity characteristics of the bond being issued. For example, mutual funds and ETFs are significant buyers of underwritten bonds. However, mutual funds and ETFs generally require the ability to liquidate their investments quickly in order to fund investor redemptions and comply with regulatory requirements. Accordingly, the existence of an active secondary market for bonds is an important consideration in these entities’ initial investment decision. Because there is typically little or no active secondary market for the debt of U.S. middle market companies, mutual funds and ETFs generally do not provide debt capital to U.S. middle market companies. We believe this is likely to be a persistent problem and creates an advantage for those like us who have a more stable capital base and have the ability to invest in illiquid assets.

Syndicated Loan Market – While the syndicated loan market is modestly more accommodating to middle market issuers, as with bonds, loan issue size and liquidity are key drivers of institutional appetite and, correspondingly, underwriters’ willingness to underwrite the loans. Loans arranged through a bank are done either on a “best efforts” basis or are underwritten with terms plus “flex” – a set of terms, coupon and fee cushion that underwriters have the right to impose on the loan as a means to help the loan clear the market in the event the terms initially marketed are insufficiently attractive to investors. Furthermore, banks are generally reluctant to underwrite middle market loans because the arrangement fees they may earn on the placement of the debt generally is not sufficient to meet the banks’ return hurdles. Loans provided by companies such as ours provide certainty to issuers in that we can commit to a given amount of debt on specific terms, at stated coupons and with agreed upon fees. As we are the ultimate holder of the loans, we do not require market “flex” or other arrangements that banks may require when acting on an agency basis.

Robust Demand for Debt Capital. We believe U.S. middle market companies will continue to require access to debt capital to refinance existing debt, support growth and finance acquisitions. In addition, we believe the large amount of uninvested capital held by funds of private equity firms, estimated by Preqin Ltd., an alternative assets industry data and research company, to be $1.47 trillion as of December 2016, will continue to drive deal activity. We expect that private equity sponsors will continue to pursue acquisitions and leverage their equity investments with secured loans provided by companies such as us.

The Middle Market is a Large Addressable Market. According to GE Capital’s National Center for the Middle Market 4th Quarter 2016 Middle Market Indicator, there are approximately 200,000 U.S. middle market companies, which have approximately 47.9 million aggregate employees. Moreover, the U.S. middle market accounts for approximately $5.9 trillion of private sector gross domestic product GDP which, measured on a global scale, would be the fifth largest global economy. GE defines U.S. middle market companies as those between $10 million and $1 billion in annual revenue, which we believe has significant overlap with our definition of U.S. middle market companies.

Attractive Investment Dynamics. An imbalance between the supply of, and demand for, middle market debt capital creates attractive pricing dynamics. We believe the directly negotiated nature of middle market financings also generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender-protective change of control provisions. Additionally, we believe BDC managers’ expertise in credit selection and ability to manage through credit cycles has generally resulted in BDCs experiencing lower loss rates than U.S. commercial banks through credit cycles. Further, we believe that historical middle market default rates have been lower, and recovery rates have been higher, as compared to the larger market capitalization, broadly distributed market, leading to lower cumulative losses.

Conservative Capital Structures. Following the credit crisis, which we define broadly as occurring between mid-2007 and mid-2009, lenders have generally required borrowers to maintain more equity as a percentage of their total capitalization, specifically to protect lenders during economic downturns. With more conservative capital structures, U.S. middle market companies have exhibited higher levels of cash flows available to service their debt. In addition, U.S. middle market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process and, when necessary, restructuring process.

Attractive Opportunities in Investments in Loans. We intend to invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity-related securities. We believe that opportunities in senior secured loans are significant because of the floating rate structure of most senior secured debt issues and because of the strong defensive characteristics of these types of investments. Given the current low interest rate environment, we believe that debt issues with floating interest rates offer a superior return profile as compared with fixed-rate investments, since floating rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. Senior secured debt also provides strong defensive characteristics. Senior secured debt has priority in payment among an issuer’s security holders whereby holders are due to receive payment before junior creditors and equity holders. Further, these investments are secured by the issuer’s assets, which may provide protection in the event of a default.

The subsection entitled “Potential Competitive Strengths” found on page 70 of the Prospectus is hereby replaced in its entirety with the following:

We believe that the Adviser’s disciplined approach to origination, fundamental credit analysis, portfolio construction and risk management should allow us to achieve attractive risk-adjusted returns while preserving our capital. We believe that we represent an attractive investment opportunity for the following reasons:

Experienced Team With Expertise Across all Levels of the Corporate Capital Structure. The members of the Investment Committee have over 25 years of experience in private lending and investing at all levels of a company’s capital structure, particularly in high yield securities, leveraged loans, high yield credit derivatives and distressed securities, as well as experience in operations, corporate finance and mergers and acquisitions. The members of the Investment Committee have diverse backgrounds with investing experience through multiple business and credit cycles. Moreover, certain members of the Investment Committee and other executives and employees of the Adviser and its affiliates have operating and/or investing experience on behalf of business development companies. We believe this experience provides the Adviser with an in-depth understanding of the strategic, financial and operational challenges and opportunities of middle market companies and will afford it numerous tools to manage risk while preserving the opportunity for attractive risk-adjusted returns on our investments.

Distinctive Origination Platform. We anticipate that a substantial majority of our investments will be sourced directly and that our origination platform provides us the ability to originate investments without the assistance of investment banks or other traditional Wall Street intermediaries. The Investment Team is responsible for originating, underwriting, executing and managing the assets of our direct lending transactions and for sourcing and executing opportunities directly. The Investment Team has significant experience as transaction originators and building and maintaining strong relationships with private equity sponsors and companies.

The Investment Team also maintains direct contact with banks, corporate advisory firms, industry consultants, attorneys, investment banks, “club” investors and other potential sources of lending opportunities. We believe the Adviser’s ability to source through multiple channels allows us to generate investment opportunities that have more attractive risk-adjusted return characteristics than by relying solely on origination flow from investment banks or other intermediaries and to be more selective investors.

Since its inception through December 31, 2016, the Adviser has sourced potential investment opportunities from over 120 private equity sponsors. We believe that the Adviser receives “early looks” based on its relationships, allowing it to be highly selective in the transactions it pursues.

Potential Long-Term Investment Horizon. We believe our potential long-term investment horizon gives us flexibility, allowing us to maximize returns on our investments. We invest using a long-term focus, which we believe provides us with the opportunity to increase total returns on invested capital, as compared to other private company investment vehicles or investment vehicles with daily liquidity requirements (e.g. open-ended mutual funds and ETFs).

Defensive, Income-Orientated Investment Philosophy. The Adviser employs a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity as well as ongoing monitoring of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to minimize potential losses and achieve attractive risk adjusted returns.

Active Portfolio Monitoring. The Adviser closely monitors the investments in our portfolio and take a proactive approach to identifying and addressing sector- or company-specific risks. The Adviser receives and reviews detailed financial information from portfolio companies no less than quarterly and seeks to maintain regular dialogue with portfolio company management teams regarding current and forecasted performance. We anticipate that many of our investments will have financial covenants that we believe will provide an early warning of potential problems facing our borrowers, allowing lenders, including us, to identify and carefully manage risk.

The subsection entitled “Structure of Investments” found on pages 73-74 of the Prospectus is hereby replaced in its entirety with the following:

Debt Investments. The terms of our debt investments are tailored to the facts and circumstances of each transaction. The Adviser negotiates the structure of each investment to protect our rights and manage our risk. We intend to invest in the following types of debt:

•	First-lien debt. First-lien debt is typically senior on a lien basis to other liabilities in the issuer’s capital structure and has the benefit of a first-priority security interest in assets of the issuer. The security interest ranks above the security interest of any second-lien lenders in those assets. Our first-lien debt may include stand-alone first-lien loans, “last out” first lien loans, “Unitranche” loans and secured corporate bonds with similar features to these categories of first-lien loans.

○	Stand-alone first lien loans. Stand-alone first-lien loans are traditional first-lien loans. All lenders in the facility have equal rights to the collateral that is subject to the first-priority security interest.

○	“Last out” first-lien / unitranche loans. Unitranche loans combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position. In many cases, we may provide the issuer most, if not all, of the capital structure above the equity. The primary advantages to the issuer are the ability to negotiate the entire debt financing with one lender and the elimination of intercreditor issues. “Last out” first-lien loans have a secondary priority behind super-senior “first out” first-lien loans in the collateral securing the loans in certain circumstances. The arrangements for a “last out” first-lien loan are set forth in an “agreement among lenders,” which provides lenders with “first out” and “last out” payment streams based on a single lien on the collateral. Since the “first out” lenders generally have priority over the “last out” lenders for receiving payment under certain specified events of default, or upon the occurrence of other triggering events under intercreditor agreements or agreements among lenders, the “last out” lenders bear a greater risk and, in exchange, receive a higher effective interest rate, through arrangements among the lenders, than the “first out” lenders or lenders in stand-alone first-lien loans. Agreements among lenders also typically provide greater voting rights to the “last out” lenders than the intercreditor agreements to which second-lien lenders often are subject. Among the types of first-lien debt in which we may invest, “last out” first lien loans generally have higher effective interest rates than other types of first-lien loans, since “last out” first lien loans rank below standalone first lien loans.

•	Second-lien debt. Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt. Second-lien debt typically is senior on a lien basis to unsecured liabilities in the issuer’s capital structure and has the benefit of a security interest over assets of the issuer, though ranking junior to first-lien debt secured by those assets. First-lien lenders and second-lien lenders typically have separate liens on the collateral, and an intercreditor agreement provides the first-lien lenders with priority over the second-lien lenders’ liens on the collateral.

•	Mezzanine debt. Structurally, mezzanine debt usually ranks subordinate in priority of payment to first-lien and second-lien debt, is often unsecured, and may not have the benefit of financial covenants common in first-lien and second-lien debt. However, mezzanine debt ranks senior to common and preferred equity in an issuer’s capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments and may provide lenders an opportunity to participate in the capital appreciation, if any, of an issuer through an equity interest. This equity interest typically takes the form of an equity co-investment or warrants. Due to its higher risk profile and often less restrictive covenants compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than first-lien and second-lien debt.

Our debt investments are typically structured with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. The Adviser seeks to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•	negotiating covenants in connection with our investments consistent with preservation of our capital. Such restrictions may include affirmative covenants (including reporting requirements), negative covenants (including financial covenants), lien protection, change of control provisions and board rights, including either observation rights or rights to a seat on the board under some circumstances; and

•	including debt amortization requirements, where appropriate, to require the timely repayment of principal of the loan, as well as appropriate maturity dates.

Within our portfolio, the Adviser aims to maintain the appropriate proportion among the various types of first-lien loans, as well as second-lien debt and mezzanine debt, to allow us to achieve our target returns while maintaining our targeted amount of credit risk.

Equity Investments. Our investment in a portfolio company may include an equity interest, such as a warrant or profit participation right. In certain instances, we will also make direct equity investments, although those situations are generally limited to those cases where we are making an investment in a more senior part of the capital structure of the issuer.

MANAGEMENT AND OTHER AGREEMENTS AND FEES

The subsection entitled “Prohibited Activities” found on page 91 of the Prospectus is hereby replaced in its entirety with the following:

Our activities are subject to compliance with the 1940 Act. In addition, our charter prohibits the following activities among us, the Adviser and its affiliates:

•	We may not purchase or lease assets in which the Adviser or its affiliates has an interest unless (i) we disclose the terms of the transaction to our stockholders, the terms are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

•	We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;

•	The Adviser and its affiliates may not acquire assets from us unless (i) approved by our stockholders entitled to cast a majority of the votes entitled to be cast on the matter or (ii) such acquisition is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

•	We may not lease assets to the Adviser or its affiliates unless we disclose the terms of the transaction to our stockholders and such terms are fair and reasonable to us;

•	We may not make any loans, credit facilities, credit agreements or otherwise to the Adviser or its affiliates except for the advancement of funds as permitted by our charter;

•	We may not acquire assets from our affiliates in exchange for our common stock;

•	We may not pay a commission or fee, either directly or indirectly to the Adviser or its affiliates, except as otherwise permitted by our charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

•	The Adviser may not charge duplicate fees to us; and

•	The Adviser may not provide financing to us with a term in excess of 12 months.

In addition, in the Investment Advisory Agreement, the Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.

The subsection entitled “Indemnification of the Adviser” found on page 92 of the Prospectus is hereby replaced in its entirety with the following:

The Investment Advisory Agreement provides that the Adviser (and any of its affiliates, directors, officers, members, employees, agents, or representatives) will not be liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and we will indemnify, defend and protect the Adviser (and its affiliates, directors, officers, members, employees, agents, and representatives, each of whom will be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or our security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser. Notwithstanding the preceding sentence, we will not provide for indemnification of an Indemnified Party for any liability or loss suffered by such Indemnified Party, nor will we provide that an Indemnified Party be held harmless for any loss or liability suffered by us, unless: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (2) the Indemnified Party was acting on our behalf or performing services for us; (3) such liability or loss was not the result of (i) negligence or misconduct, in the case that the Indemnified Party is the Adviser, an affiliate of the Adviser or one of our officers, or (ii) gross negligence or willful misconduct, in the case that the Indemnified Party is a director who is also not one of our officers or our Adviser or an affiliate of our Adviser; and (4) the indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our stockholders.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The final paragraph of the subsection entitled “Co-Investment Opportunities” found on page 95 of the Prospectus is hereby replaced in its entirety with the following:

On February 7, 2017, we, the Adviser and certain of our affiliates received exemptive relief from the SEC to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. The Adviser’s investment allocation policy incorporates the conditions of the exemptive relief.

DISTRIBUTIONS

The first sentence of the third paragraph found on page 98 of the Prospectus is hereby replaced in its entirety with the following:

We may fund our cash distributions to stockholders from any sources of funds available to us, including fee waivers or deferrals by our Adviser that may be subject to repayment, as well as cash otherwise available.

The final paragraph found on page 99 of the Prospectus is hereby replaced in its entirety with the following:

Our charter provides that distributions in-kind will not be permitted, except for distributions of readily marketable securities or our securities (but only in the case of our distribution reinvestment plan), distributions of beneficial interests in a liquidating trust established for our dissolution and the liquidation of our assets in accordance with the terms of our charter, or in-kind distributions in which (i) the board of directors advises each stockholder of the risks associated with direct ownership of the property, (ii) the board of directors offers each stockholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those stockholders that accept such offer.

DESCRIPTION OF OUR CAPITAL STOCK

The first paragraph of the subsection entitled “Access to Records” found on page 106 of the Prospectus is hereby replaced in its entirety with the following:

Any stockholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and telephone numbers of our stockholders, along with the number of shares of our common stock held by each of them, will be maintained as part of our books and records and will be available for inspection by any stockholder or the stockholder’s designated agent at our office. The stockholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any stockholder who requests the list within ten days of the request. A stockholder may request a copy of the stockholder list for any reason, including, without limitation, in connection with matters relating to voting rights and the exercise of stockholder rights under federal proxy laws. A stockholder requesting a list will be required to pay reasonable costs of postage and duplication.

The first sentence of the first paragraph of the subsection entitled “Restrictions on Roll-Up Transactions” found on page 108 of the Prospectus is hereby replaced in its entirety with the following:

In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of its properties from an independent expert.

PLAN OF DISTRIBUTION

The third sentence of the second paragraph of the subsection entitled “General” found on page 114 of the Prospectus is hereby replaced in its entirety with the following:

Our Dealer Manager may reallow all or a portion of such amounts to participating broker-dealers. Such amounts will not be paid by our stockholders.

The third and fourth paragraphs of the subsection entitled “Compensation Paid to the Dealer Manager and Participating Broker-Dealers” found on pages 115-116 of the Prospectus are hereby replaced in their entirety with the following:

The dealer manager fee is up to 3.0% of the gross offering proceeds per share and, combined with the upfront selling commission, the aggregate maximum upfront sales load is up to 5.0%. The Dealer Manager may reallow all or a portion of the dealer manager fee for each share sold by a participating broker, provided that the participating broker agrees to comply with one or more of the following conditions:

•	To have and use internal marketing support personnel (such as telemarketers or a marketing director) to assist the Dealer Manager’s marketing team;

•	To have and use marketing communications vehicles such as newsletters, conference calls, interactive CD-ROMS and mail to promote our company and this offering;

•	To answer investors’ inquiries concerning quarterly statements, valuations, distribution rates, tax information, annual reports, reinvestment and redemption rights and procedures, and the Company’s financial status;

•	To assist investors with reinvestments and redemptions;

•	To maintain the technology necessary to adequately service our investors as otherwise associated with the offering; or

•	To provide other services as requested by investors from time to time.

In addition to the upfront selling commissions and dealer manager fees, our Adviser may pay our Dealer Manager a fee equal to no more than 1.0% of the net asset value per share per year. Our Dealer Manager may reallow all or a portion of such amounts to participating broker-dealers, provided that participating broker-dealers have agreed to provide certain marketing and due diligence services similar to those set forth above in the prior paragraph. Such amounts will not be paid by our stockholders. Our Adviser will cease making these payments to our Dealer Manager with respect to each share upon the earliest to occur of the following: (i) the date when the aggregate underwriting compensation would exceed that permitted under FINRA Rule 2310 over the life of the offering, which equals 10% of the gross offering proceeds from the sale of shares in this offering; (ii) the date of a liquidity event; (iii) the date that such share is redeemed or is no longer outstanding; (iv) the date when the aggregate upfront selling commission, dealer manager fees, and payments from the Adviser together equal 8% (or such other amount, as determined by the Adviser) of the actual price paid for such share; or (v) the date when Owl Rock Capital Advisors no longer serves as our investment adviser.

SHARE REPURCHASE PROGRAM

The third paragraph found on page 120 of the Prospectus is hereby replaced in its entirety with the following:

We will limit repurchases in each quarter to the lesser of (a) 2.5% of the weighted average number of shares of our common stock outstanding in the prior 12-month period and (b) the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may use available cash on hand as of the end of the applicable period to repurchase shares. You may tender all of the shares of our common stock that you own. There is no repurchase priority for a stockholder under the circumstances of death or disability of such stockholder.

REGULATION

The subsection entitled “Exemptive Relief” found on page 126 of the Prospectus is hereby replaced in its entirety with the following:

On February 7, 2017, we, the Adviser and certain of our affiliates received exemptive relief from the SEC to permit us to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. The Adviser’s investment allocation policy incorporates the conditions of the exemptive relief.

FORM OF SUBSCRIPTION AGREEMENT

This supplement amends and supplements the Prospectus by replacing in its entirety the Form of Subscription Agreement beginning on page A-1 of the Prospectus, with the revised Form of Subscription Agreement appended hereto.

ORCC II Subscription Agreement

Owl Rock Capital Corporation II (referred to herein as the “Company” or “ORCC II”)

  1. Subscription Amount and Investment/Purchase Type

Subscription amount $

INVESTMENT TYPE (select one)
☐ Initial Investment ($5,000 minimum subscription amount)	☐ Additional Purchase ($500 minimum subscription amount)

PURCHASE TYPE (select one)

☐ Public Offering Price	☐ Wrap Fee Agreement*
☐ Registered Investment Advisor (unaffiliated)	*Not all B/Ds are eligible. To confirm eligibility for ORCC II, call/email your B/D or Owl Rock Service Center
☐ Net of Commission**
**Eligible only for advisors purchasing shares on their own behalf

  2. Form of Ownership

NON-QUALIFIED ACCOUNT

SINGLE OWNER

☐	Individual
☐	Individual with Transfer on Death*

MULTIPLE OWNERS

☐	Joint Tenants with Right of Survivorship
☐	Joint Tenants with Transfer on Death*
*Requires Transfer on Death form that can be found at www.owlrock.com
☐	Community Property
☐	Tenants in Common

TRUST

☐	Taxable Trust
☐	Tax Exempt Trust

MINOR ACCOUNT

☐	Uniform Gift to Minors Act
State of
Date of Birth
☐	Uniform Transfers to Minors
State of
Date of Birth

QUALIFIED PLAN ACCOUNT

☐	Traditional IRA
☐	ROTH IRA
☐	SEP/IRA
☐	Rollover IRA
☐	Beneficial IRA

OTHER ACCOUNT

☐	C Corporation
☐	Pension Plan
☐	S Corporation
☐	Profit Sharing Plan
☐	Non-Profit Organization
☐	LLC
☐	Partnership
☐	Other

  3. Investor Information (please print)

The information provided in Section 3 must be compliant with IRS Form W-9 and related instructions. Please refer to www.IRS.gov for Form W-9

Individual Owner/Beneficial Owner:

(first, middle, last)
SSN	Date of Birth
(mm/dd/yyyy)
Joint Owner/Beneficial Owner
(first, middle, last)
SSN	Date of Birth
(mm/dd/yyyy)
Mailing Address

(You must include a permanent U.S. street address even if your mailing address is a P.O. Box)                                                 (city/state)                                                          (ZIP)

U.S. Street Address

(Leave blank if your U.S. street address and mailing address are the same)                                                                                  (city/state)                                                           (ZIP)

Phone #

CITIZENSHIP

☐ U.S. Citizen	☐ Resident Alien		☐ Non-Resident Alien (Form W-8BEN is required)
		(country)		(country)

Owl Rock Service Center Toll Free 1-844-331-3341 • Fax 1-844-643-0431	A-1

ORCC II Subscription Agreement

Trust/Corp/Partnership/Other:

SSN/Tax ID	Date of Formation
(mm/dd/yyyy)

Mailing Address
(You must include a permanent U.S. street address even if your mailing address is a P.O. Box)	(city/state)	(ZIP)

U.S. Street Address
(Leave blank if your U.S. street address and mailing address are the same)	(city/state)	(ZIP)

Trustee(s)/authorized person(s)
Trustee(s)/authorized person(s) SSN	Date of Birth
(mm/dd/yyyy)

Trustee(s)/authorized person(s) U.S. Street Address
(street)	(city/state)	(ZIP)

Phone #

CUSTODIAL ARRANGEMENT (if applicable)

Name of Custodian	Custodian Phone #

Mailing Address
	(street)	(city/state)	(ZIP)

Custodian Tax ID #
(to be completed by custodian above)

Custodian Account #	Custodian Authorization:
(to be completed by custodian above)

  4. Distribution Instructions (check one of the following four options)

☐	1. Reinvest in Shares of Owl Rock Capital Corporation II
(Refer to the prospectus for terms of the Distribution Reinvestment Plan)

If you participate in the Distribution Reinvestment Plan or make subsequent purchases of shares of the Company, and you fail to meet the minimum net worth or annual income requirements for making an investment or you can no longer make the representations or warranties set forth in Section 6, you are expected to promptly notify your broker dealer, financial advisor or investment advisor in writing of the change and to terminate your participation in the Distribution Reinvestment Plan.

☐	2. Electronic Deposit –
*Attach a voided check or instructions from your financial institution. (A deposit ticket does not contain the required ACH information)

☐ Checking	☐	Savings

Name of Financial Institution
ABA Routing Number	Account Number

The Company is authorized to deposit distributions to the checking, savings or brokerage account indicated above. This authority will remain in force until the Company is notified otherwise in writing. If the Company erroneously deposits funds into the account, the Company is authorized to debit the account for an amount not to exceed the amount of the erroneous deposit.

☐	3. Mail a check to Investor/Trustee to Mailing Address entered in Section III (Cash distributions for custodial and brokerage accounts will be sent to the custodian of record)

☐	4. Mail a check to Brokerage Account (listed below)

Name of Financial Institution
FBO	Account Number

U.S. Street Address
(You must include a permanent U.S. street address even if your mailing address is a P.O. Box)	(city/state)	(ZIP)

Owl Rock Service Center Toll Free 1-844-331-3341 • Fax 1-844-643-0431	A-2

ORCC II Subscription Agreement

  5. Electronic Delivery Form (optional)

By signing below, I (we) confirm that, to the extent possible, I (we) would like to receive stockholder communications electronically (including, but not limited to, proxy materials, annual and quarterly reports, investor communications, account statements, tax forms and other required reports) and consent to stop delivery of the paper versions. I (we) acknowledge that I (we) will not receive paper copies of stockholder communications unless (i) I (we) change or revoke my (our) election at any time by notifying ORCC II at the number below, (ii) my (our) consent is terminated by an invalid email address; or (iii) I (we) specifically request a paper copy of a particular stockholder communication, which I (we) have the right to do at any time.

I (we) further agree that by consenting to electronic delivery for one product, the delivery preferences for my other investment products or share classes serviced by DST Systems Inc. will also be affected and changed to electronic delivery. I (we) have provided a valid email address and if that email address changes, I (we) will send a notice of the new address by contacting Owl Rock’s Service Center. I (we) understand that any changes to my (our) election may take up to 30 days to take effect and that I (we) have the right to request a paper copy of any electronic communication by contacting Owl Rock’s Service Center.

The electronic delivery service is free; however, I (we) may incur certain costs, such as usage charges from an Internet service provider, printing costs, software download costs or other costs associated with access to electronic communications. I (we) understand this electronic delivery program may be changed or discontinued and that the terms of this agreement may be amended at any time. I (we) understand that there are possible risks associated with electronic delivery such as emails not transmitting, links failing to function properly and system failures of online service providers, and that there is no warranty or guarantee given concerning the transmissions of email, the availability of the website, or information on it, other than as required by law.

Signature of Investor/Authorized Person	Date (mm/dd/yyyy)

Email Address (please print)

Owl Rock Service Center Toll Free 1-844-331-3341 • Fax 1-844-643-0431	A-3

ORCC II Subscription Agreement

6. Subscriber Initials/Signatures

In order to induce the Company to accept this subscription, I (we) hereby represent and warrant as follows*:

*	A power of attorney may not be granted to any person to make such representations on behalf of investor(s). Only fiduciaries such as trustees, guardians, conservators, custodians and personal representatives may make such representations on behalf of investor(s).

Each investor must initial representations a) through d) and e) through h) if applicable:		Primary Investor Initials	Co-Investor Initials

a)	I (we) have received the prospectus (as amended or supplemented) for the Company at least five business days prior to the date hereof:

b)	I (we) acknowledge that shares of this offering are illiquid and appropriate only as a long-term investment:

c)

I (we) represent that I am/(we are) am either purchasing the shares for my (our) own account, or if I am (we are) purchasing shares on behalf of a trust or other entity of which I am (we are) a trustee or authorized agent, I (we) have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am (we are) trustee or authorized agent:

d)

I (we) represent that I (we) either have (i) a net worth of at least $250,000 or (ii) a net worth of at least $70,000 and a gross annual income of at least $70,000. (Net worth does not include home, furnishings and personal automobiles):

e)

Initial only if applicable: I am (we are) a resident of Iowa. I (we) certify that I (we) have either (i) (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (exclusive of home, auto and home furnishings); and (ii) will limit my (our) aggregate investment in this offering and in the securities of other non-traded business development companies (BDCs) to 10% of my (our) liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities:

f)

Initial only if applicable: I am (we are) a resident of Kentucky. I (we) certify that my (our) investment is not more than 10% of my (our) liquid net worth in this offering or in the securities of the Company’s affiliates. “Liquid net worth” is defined as the portion of net worth that is comprised of cash, cash equivalents, and readily marketable securities:

g)

Initial only if applicable: I am (we are) a resident of New Jersey. I (we) certify that that I (we) have either (a) a minimum liquid net worth of $100,000 and a minimum annual gross income of $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, I (we) will limit my (our) investment in this offering, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs, and commodity pools, but excluding unregistered, Federally and state exempt private offerings) to 10% of my (our) liquid net worth:

h)	Initial only if applicable: I am (we are) a resident of either Alabama, California, Kansas, Missouri, Nebraska, New Mexico, Ohio, Oklahoma, Oregon, or Tennessee and meet the additional suitability requirements imposed by my (our) state of primary residence as set forth in the prospectus (as amended or supplemented as of the date hereof) under the sections described in the prospectus and entitled “Suitability Standards” and “How to Subscribe” (also set forth in the Appendix hereto):

Owl Rock Service Center Toll Free 1-844-331-3341 • Fax 1-844-643-0431	A-4

ORCC II Subscription Agreement

7. Important Information Rights, Certifications and Authorizations

Substitute IRS Form W-9 Certification:

Under penalties of perjury, I certify that:

(1)	The number shown on this subscription agreement is my correct taxpayer identification number or (I am waiting for a number to be issued to me), and

(2)	I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)	I am a U.S. citizen or other U.S. person (defined in IRS Form W-9 instructions).

CERTIFICATION INSTRUCTIONS YOU MUST CROSS OUT CERTIFICATION (2) IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

By signing below, you also acknowledge:

•	You should not expect to be able to sell your shares regardless of how we perform.

•	The Company may offer to repurchase a limited number of shares and/or you may be able to sell your shares, but in either case it is likely you will receive less than your initial purchase price.

•	We do not intend to list our shares on any securities exchange for what may be a significant time and we do not expect a secondary market in the shares to develop.

•	You should consider that you may not have access to the money you invest for an indefinite period of time.

•	Because you will be unable to sell your shares, you will be unable to reduce your exposure in any market downturn.

•	The Company may pay distributions from sources other than earnings which may affect future distributions.

•	The amount of distributions, if any, are uncertain and at the discretion of the Company’s board of directors.

•	An investment in our shares is not suitable for you if you need access to the money you invest.

•	Our distributions may be funded from unlimited amounts of offering proceeds, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

•	Our distributions to stockholders may be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that will be subject to repayment to our investment adviser. Significant portions of these distributions may not be based on our investment performance and such waivers and reimbursements may not continue in the future. The repayment of any amounts owed will reduce the future distributions to which you would otherwise be entitled.

Each investor must sign: (Custodians must sign on a custodial account)

Owner or Authorized Person Signature	Date (mm/dd/yyyy)

Joint Owner or Authorized Person Signature	Date (mm/dd/yyyy)

Owl Rock Service Center Toll Free 1-844-331-3341 • Fax 1-844-643-0431	A-5

ORCC II Subscription Agreement

8. Financial Advisor/Representative Information

The financial advisor or investor representative (each, an “Investor Representative”) signing below hereby warrants that he/she is duly licensed and may lawfully sell shares in the state designated as the investor’s legal residence or is exempt from such licensing.

Name of Participating Broker/Dealer or Financial Institution

Name of Financial Advisor(s)/Investor Representative(s)

Rep/Advisor Number/Team ID

Mailing Address
	(street)	(city/state)	(ZIP)

Office Telephone	Cell Phone
Fax	Email Address

9. Financial Advisor and Principal Signatures

The undersigned confirms by its signature that it (i) has reasonable grounds to believe that the information and representations concerning the investor(s) identified herein are true, correct and complete in all respects; (ii) has verified that the form of ownership selected is accurate and, if other than individual ownership, has verified that the individual executing on behalf of the investor(s) is properly authorized and identified; (iii) has discussed such investors’ prospective purchase of shares with such investor(s); (iv) has advised such investor(s) of all pertinent facts with regard to the liquidity and marketability of the shares; (v) has delivered the prospectus and related amendments and supplements, if any, to such investor(s); (vi) no sale of shares shall be completed until at least five business days after the date the investor(s) receives a copy of the prospectus, as amended or supplemented; and (vii) has reasonable grounds to believe that the purchase of shares is a suitable investment for such investor(s), that such investor(s) meets the Suitability Standards applicable to such investor(s) set forth in the prospectus (as amended or supplemented as of the date hereof), and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto. The Broker Dealer, Financial Advisor or Financial Representative listed in Section 8 has performed functions required by federal and state securities laws and, as applicable, FINRA rules and regulations, including, but not limited to Know Your Customer, Suitability and PATRIOT Act (AML, Customer Identification) as required by its relationship with the investor(s) identified on this document. By checking the Net of Commission Purchase, Wrap Fee Agreement or Registered Investment Advisor box in Section I, you affirm that in accordance with the prospectus (i) this investment meets applicable qualifying criteria, and (ii) fees due are reduced or waived as disclosed therein.

THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND.

I understand this Subscription Agreement is for the offering of ORCC II.

Financial Advisor/Representative Signature	Date (mm/dd/yyyy)

Principal Signature (if applicable)	Date (mm/dd/yyyy)

Owl Rock Service Center Toll Free 1-844-331-3341 • Fax 1-844-643-0431	A-6

ORCC II Subscription Agreement

10. Delivery Instructions

*Cash, money order, counter checks, third party checks and travelers checks will NOT be accepted.

If a check received from an investor is returned for insufficient funds or otherwise not honored, ORCC II, or its agent, may return the check with no attempt to redeposit. In such event, any issuance of the shares or declaration of distributions on shares may be rescinded by ORCC II. ORCC II may reject any subscription, in whole or in part, in its sole discretion.

To ensure the fastest possible processing of this Subscription Agreement, all relevant information must be completed. Each subscription will be accepted or rejected as soon as reasonably possible. However, the Company has up to 30 days to accept or reject each subscription from the date the subscription is received by the Company’s Processing Agent. Investors will receive a confirmation of their purchase.

Custodial accounts, forward subscription agreement to the custodian.

By Mail - Make checks payable to “UMB Bank, N.A., as EA for ORCC II” or to the custodian of record for qualified plan or brokerage account investments.

☐ By Wire Transfer UMB Bank, N.A., ABA Routing #101000695 ORCC II Account #9872291581 FBO (Investor’s Name) Include in memo field	☐ Standard Mail: ORCC II c/o DST Systems, Inc. as Processing Agent PO BOX 219398 Kansas City, MO 64121-9398	☐ Overnight Mail: ORCC II c/o DST Systems, Inc. as Processing Agent STE 219398 430 w 7th Kansas City, MO 64105-1407

Owl Rock Service Center Toll Free 1-844-331-3341 • Fax 1-844-643-0431	A-7

Appendix to ORCC II

Subscription Agreement

Investors in the following states have the additional suitability standards as set forth below:

Alabama – In addition to the suitability standards set forth above, an investment in us will only be sold to Alabama residents that have a liquid net worth of at least 10 times their investment in us and our affiliates.

California – In addition to the suitability standards set forth above, California residents may not invest more than 10% of their liquid net worth in us.

Idaho – In addition to the minimum suitability standards set forth above, an Idaho investor’s total investment in us shall not exceed 10% of his or her liquid net worth. Liquid net worth is defined as that portion of net worth consisting of cash, cash equivalents and readily marketable securities.

Kansas – It is recommended by the Office of the Securities Commissioner that Kansas investors limit their aggregate investment in our securities and other non-traded business development companies to not more than 10% of their liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Maine – The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Massachusetts – In addition to the suitability standards set forth above, Massachusetts residents may not invest more than 10% of their liquid net worth in us and in other illiquid direct participation programs.

Missouri – In addition to the suitability standards set forth above, Missouri residents may not invest more than 10% of their liquid net worth in us.

Nebraska – Nebraska investors must have (i) either (a) an annual gross income of at least $70,000 and a net worth of at least $70,000, or (b) a net worth of at least $250,000; and (ii) Nebraska investors must limit their aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended, are not subject to the foregoing investment concentration limit.

New Mexico – In addition to the general suitability standards listed above, a New Mexico investor may not invest, and we may not accept from an investor more than ten percent (10%) of that investor’s liquid net worth in shares of us, our affiliates, and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents, and readily marketable securities.

Ohio – It is unsuitable for Ohio residents to invest more than 10% of their liquid net worth in the issuer, affiliates of the issuer, and in any other non-traded investment program. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings, and automobiles, minus total liabilities) comprised of cash, cash equivalents, and readily marketable securities.

Oklahoma – An Oklahoma investor must have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000, or (ii) a minimum net worth of $250,000, exclusive of home, home furnishings and automobiles. In addition, an Oklahoma investor’s total purchase of our securities may not exceed 10% of the investor’s net worth, excluding home, home furnishings and automobiles.

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Oregon – In addition to the suitability standards set forth above, Oregon investors may not invest more than 10% of their liquid net worth. Liquid net worth is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.

Tennessee – In addition to the suitability standards set forth above, Tennessee investors may not invest more than ten percent (10%) of their liquid net worth (exclusive of home, home furnishings, and automobiles) in us.

Vermont – Accredited investors in Vermont, as defined in 17 C.F.R. §230.501, may invest freely in this offering. In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings, or automobiles) minus total liabilities.

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